UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2009
COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	0-51937	57-6218917
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)
COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-51938	20-3812051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)
Sixty One Wilton Road
Second Floor
Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01	Other Events
     On April 30, 2009, Compass Group Diversified Holdings LLC (the “Company” and, together with Compass Diversified Holdings, “CODI,” “us” or “we”) entered into a Stock Subscription Agreement (the “Subscription Agreement”) with CBS Personnel Holdings, Inc. (doing business as Staffmark) (“Staffmark”), one of CODI’s subsidiary businesses, whereby the Company subscribed for 5,833,334 shares (the “Maximum Share Number”) of Class D Common Stock (the “Shares”), par value $.001 per share with a liquidation preference of $6.00 per share, of Staffmark for an aggregate subscription price equal to $35,000,004 (the “Company Subscription Price”) subject to the rights of certain other stockholders of Staffmark to subscribe for an aggregate of up to 1,777,629 of the Shares on the same terms and conditions as the Company. The Maximum Share Number will be reduced by the number of Shares, if any, to which such other stockholders of Staffmark subscribe and, in the event of any such subscriptions, the Company Subscription Price will be reduced accordingly. The Company Subscription Price, as so reduced, will be wholly satisfied through an entry on the books of the Company pursuant to which that amount of outstanding loans by the Company to Staffmark will be converted to equity. In the event that the other stockholders subscribe for the maximum number of Shares available to each of them, then the Company’s percentage of ownership of Staffmark will increase by approximately 1.55% on a primary basis. Should the other stockholders not subscribe or subscribe for a number of Shares less than the maximum number available to them, the Company’s percentage of ownership of Staffmark will increase by up to 16.1% on a primary basis. The Subscription Agreement contains customary representations and warranties including, among others, representations and warranties as to the organization and authority of Staffmark and the Company; the validity of the Shares; and compliance by Staffmark with applicable state and federal securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009	COMPASS DIVERSIFIED HOLDINGS
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Regular Trustee

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2009	COMPASS GROUP DIVERSIFIED HOLDINGS LLC
	By:	/s/ James J. Bottiglieri
James J. Bottiglieri
Chief Financial Officer

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